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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 2002

                             ILLINOIS POWER COMPANY
             (Exact Name of Registrant as Specified in its Charter)


   Illinois                              1-3004                 37-0344645
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


                              500 South 27th Street
                             Decatur, Illinois 62521
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (217) 424-6600

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     Attached as Exhibit 99.1 to this Current Report on Form 8-K filed by Illinois Power Company (the "Company") are selected excerpts from information being provided in connection with a proposed private financing for the Company. The excerpts include certain disclosures updated since the filing of the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2002. Also attached as Exhibit 99.2 is a press release issued by Dynegy Inc., the Company's indirect parent, relating to the proposed private financing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

     99.1 Selected excerpts from information being used in connection with a proposed private financing.

     99.2 Press Release dated December 12, 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ILLINOIS POWER COMPANY

               BY:   /s/ J. Kevin Blodgett
                     -----------------------------------
                     J. Kevin Blodgett
                     Assistant Secretary




Dated:  December 12, 2002